Exhibit 10.29

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”), dated as of February 15, 2008, is entered into among Bank of America, N.A., as agent for the Lenders (“Agent”), the Lenders party hereto, Nautilus, Inc., a Washington corporation (“US Borrower”), and Nautilus International S.A., a , a Swiss private share company (“Swiss Borrower”; with US Borrower, collectively, “Borrowers”).

RECITALS

A. Borrowers, Agent and the financial institutions from time to time party thereto as lenders (“Lenders”) have previously entered into that certain Loan and Security Agreement dated as of January 16, 2008 (the “Loan Agreement”), pursuant to which Agent and the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B. An Event of Default has occurred and is continuing under the Loan Agreement due to Borrower’s failure to achieve EBITDA, when measured for the period commencing October 1, 2007 and ending December 31, 2007, of at least $0, as required under Section 10.3.1 of the Loan Agreement (the “Known Existing Default”).

C. Borrowers have asked Agent and the Lenders to forbear from exercising its rights and remedies under the Loan Agreement.

D. Agent and Lenders are willing, for a limited period of time and on the terms and conditions set forth herein, to forbear from exercising its rights and remedies under the Loan Agreement with respect to the Known Existing Default.

F. Each Borrower is entering into this Agreement with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Incorporation of Recitals. Each of the above recitals is expressly incorporated herein and is represented by Borrowers to be true and correct.

2. Reaffirmation of Obligations. Each Borrower hereby acknowledges that the Loan Documents and the Obligations constitute the valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms, and each Borrower hereby reaffirms its obligations under the Loan Documents. Agent’s and Lenders’ entry into this Agreement or any of the documents referenced herein, Agent’s or any Lender’s negotiations with any party with respect to any Loan Document, Agent’s or any Lender’s conduct of any analysis or investigation of any collateral for the Obligations or any Loan Document, Agent’s or any Lender’s acceptance from Borrower or any other party of any payments made to Agent or such Lender prior to the date hereof, or any other action or failure to act on the part of Agent or any Lender shall not constitute (a) a modification of any Loan Document, or (b) a waiver of any Default or Event of Default under the Loan Documents, including, without limitation, the Known Existing Default, or a waiver of any term or provision of any Loan Document.

3. Agreement to Forbear. For the Forbearance Term (as defined below), Agent and the Lenders shall forbear and shall not take any action or commence any proceedings with respect to the enforcement of any of its rights or remedies under the Loan Documents as a result of the Known Existing Default. The parties agree that neither the foregoing agreement by Agent and the Lenders nor the acceptance by Agent or any Lender of any of the payments provided for in the Loan Documents, nor any payment prior to the date hereof shall, however, (a) excuse any party from any of its obligations under the Loan Documents, or (b) toll the running of any time periods applicable to any such rights and remedies, including, without limitation, any time periods within which Borrowers may cure defaults under the Loan Documents or otherwise. Each Borrower agrees that it will not assert laches, waiver or any other defense to the enforcement of any of the Loan Documents based upon the foregoing agreement by Agent and the Lenders to forbear or the acceptance by Agent or any Lender of any of the payments provided for in the Loan Documents or any payment prior to the date hereof. As used herein, “Forbearance Term” shall mean the period commencing upon the effectiveness of this Agreement and continuing until the earliest to occur of: (x) any Default or Event of Default under any of the Loan Documents (other than the Known Existing Default) or (y) February 29, 2008.

4. Termination of Agreement to Forbear. Each Borrower acknowledges and agrees that upon the termination of Agent’s and Lenders’ agreement to forbear as provided in Section 3 hereof, Agent and the Lenders shall be entitled to exercise any or all of their respective remedies under the Loan Documents, including, without limitation, the appointment of a receiver, the acceleration of the Obligations and the enforcement under the UCC of any liens in favor of Agent or any Lender, as a result of the Known Existing Default, and at any time Agent and the Lenders shall be entitled to exercise any or all of their respective remedies under the Loan Documents as a result of any other Default or Event of Default under the Loan Documents.

5. Release; Covenant Not to Sue.

(a) Each Borrower hereby absolutely and unconditionally releases and forever discharges Agent and the Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Borrower in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified above, and in furtherance of this intention it waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MIGHT HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Each Borrower acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b) Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by such Borrower pursuant to the release set forth in Section 5(a) above. If any Borrower or any of its successors, assigns or other legal representations violates the foregoing covenant, each Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable, documented attorneys’ fees and costs incurred by such Released Party as a result of such violation.

6. Effectiveness of this Agreement. Agent must have received the following items, in form and content acceptable to Agent, before this Agreement is effective:

(a) Agreement; Acknowledgement and Release. This Agreement and the attached Acknowledgement and Release by Guarantor, each fully executed in a sufficient number of counterparts for distribution to all parties.

(b) Representations and Warranties. Except for the existence of the Known Existing Default, the representations and warranties (i) set forth herein must be true and correct and (ii) set forth in the Loan Agreement must be true and correct in all material respects.

(c) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Agent.

7. Representations and Warranties. Each Borrower represents and warrants as follows:

(a) Authority. Such Borrower has the requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery and performance by such Borrower of this Agreement have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Agreement has been duly executed and delivered by such Borrower. This Agreement and each Loan Document is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except to the extent that then enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Agreement are within the power of such Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Borrower.

(e) No Default. Other than the Known Existing Default, no event has occurred and is continuing that constitutes an Event of Default.

(f) No Duress. This Agreement has been entered into without force or duress, of the free will of such Borrower. Such Borrower’s decision to enter into this Agreement is a fully informed decision and such Borrower is aware of all legal and other ramifications of such decision.

(g) Counsel. Such Borrower has read and understands this Agreement, has consulted with and been represented by legal counsel in connection herewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

8. Choice of Law. The validity of this Agreement, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telefacsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

10. Estoppel. To induce Agent and the Lenders to enter into this Agreement and to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, after giving effect to this Agreement, as of the date hereof, there exists no Event of Default (other than the Known Existing Default) and no right of offset, defense, counterclaim or objection in favor of any Borrower as against Agent or any Lender with respect to the Obligations.

11. Integration. This Agreement, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

12. Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13. Modification. This Agreement may not be amended, waived or modified in any manner without the written consent of the party against whom the amendment, waiver or modification is sought to be enforced.

14. Submission of Agreement. The submission of this Agreement to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to forbear from the exercise of its rights and remedies under the Loan Documents, and this Agreement shall have no binding force or effect until all of the conditions to the effectiveness of this Agreement have been satisfied as set forth herein.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

BORROWERS:

NAUTILUS, INC.,
a Washington corporation

By:
Name:
Title:

NAUTILUS INTERNATIONAL S.A.,
a Swiss private share company

By:
Name:
Title:

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
a national banking association, as Agent and the sole Lender

By:
Name:
Title:

ACKNOWLEDGEMENT AND RELEASE BY GUARANTOR

Dated as of February 15, 2008

The undersigned, being a Guarantor (“Guarantor”) under a Guaranty and Security Agreement, dated as of January 16, 2008, made in favor of Agent (as amended, modified or supplemented, the “Guaranty”), hereby acknowledges and agrees to the foregoing Forbearance Agreement (the “Agreement”) and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. Although Agent has informed Guarantor of the matters set forth above, and Guarantor has acknowledged the same, Guarantor understands and agrees that Agent has no duty under the Loan Agreement, the Guaranty or any other agreement with Guarantor to so notify Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

Guarantor hereby absolutely and unconditionally releases and forever discharges each Released Party (as defined in the Agreement), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date hereof, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of Guarantor in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MIGHT HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by Guarantor pursuant to the above release. If Guarantor or any of its successors, assigns or other legal representations violates the foregoing covenant, Guarantor, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by such Released Party as a result of such violation.

DASH AMERICA, INC.,
a Colorado corporation

By:
Name:
Title: